UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of report (Date of earliest event reported): September 14, 2018

TALOS ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 3300 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-328-3000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Talos Energy Inc. (the “Company”) is filing this Current Report on Form 8-K to revise: (i) the historical audited financial statements contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2018 (the “Prior Current Report”) and (ii) the historical unaudited interim financial statements contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2018 (the “Second Quarter Form 10-Q”), in each case, to include a footnote that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X. As previously disclosed, on May 10, 2018 certain subsidiaries of the Company issued $390,867,820 in aggregate principal amount of 11.00% Second-Priority Senior Secured Notes due 2022 (the “Existing Senior Notes”) pursuant to an exemption from registration requirements, which Existing Senior Notes are guaranteed by the Company and certain of its 100% owned subsidiaries. The supplemental guarantor financial information is being filed in connection with the registration statement on Form S-4 filed by the Company and certain of its subsidiaries with respect to an offer to exchange the Existing Senior Notes for substantially identical notes that are registered under the Securities Act of 1933, as amended. In connection with the exchange offer, the Company is required, pursuant to Rule 3-10 of Regulation S-X, to include in its financial statements certain financial information with respect to the Company, the subsidiary issuers, the subsidiary guarantors and non-guarantor subsidiaries of the Company.

These revised historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the Consolidated Statements of Changes in Members’ Equity (Deficit) included in the historical audited financial statements filed with the Prior Current Report has been retrospectively adjusted to present the legal capital of the Company and the weighted average shares used in determining earnings per share to reflect the number of common shares that the former stakeholders of Talos Energy LLC received in the previously disclosed business combination between Talos Energy LLC and Stone Energy Corporation. This adjustment is reflected in the Consolidated Statements of Changes in Equity included in the revised historical audited financial statements filed as Exhibit 99.1 hereto, and further detail regarding the adjustment is set forth in Note 15 to such financial statements.

Other than the changes described above, no other material revisions have been made to the financial statements previously included in each of the Prior Current Report and the Second Quarter Form 10-Q.

Item 8.01.	Other Events.

The information set forth above under Item 2.02 is incorporated into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

23.3	Consent of Ryder Scott Company, L.P.

99.1	Updated audited consolidated financial statements of Talos Energy Inc. as of December 31, 2017 and December 31, 2016, and for each of the three years in the period ended December 31, 2017, including the notes thereto and the report of the independent registered public accounting firm thereon.

99.2	Updated unaudited condensed consolidated financial statements of Talos Energy Inc. as of June 30, 2018 and December 31, 2017 and for the three and six months ended June 30, 2018 and 2017, including the notes thereto.

99.3	Netherland, Sewell & Associates, Inc. reserve report for Talos Energy LLC as of December 31, 2017 (incorporated by reference to Exhibit 99.12 to Talos Energy Inc.’s Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-222341) filed with the SEC on March 15, 2018).

99.4	Netherland, Sewell & Associates, Inc. reserve report for Talos Energy LLC as of December 31, 2016 (incorporated by reference to Exhibit 99.12 to Talos Energy Inc.’s Registration Statement on Form S-4 (File No. 333-222341) filed with the SEC on December 29, 2017).

Exhibit Number	Description

99.5	Netherland, Sewell & Associates, Inc. reserve report for Talos Energy LLC as of December 31, 2015 (incorporated by reference to Exhibit 99.13 to Talos Energy Inc.’s Registration Statement on Form S-4 (File No. 333-222341) filed with the SEC on December 29, 2017).

99.6	Ryder Scott Company, L.P. reserve report for Talos Energy LLC as of December 31, 2015 (incorporated by reference to Exhibit 99.15 to Talos Energy Inc.’s Registration Statement on Form S-4 (File No. 333-222341) filed with the SEC on December 29, 2017).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Talos Energy Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALOS ENERGY INC.

Date: September 20, 2018	By:	/s/ William S. Moss III
	Name:	William S. Moss III
	Title:	Executive Vice President, General Counsel and Secretary

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